UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 19, 2013

ACCELLENT INC.
(Exact name of registrant as specified in its charter)

Maryland	333-130470	84-1507827
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 Fordham Road Wilmington, Massachusetts	01887
(Address of principal executive offices)	(Zip Code)

(978) 570-6900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 19, 2013, Dean Schauer notified Accellent Inc. (the “Company”) that he will resign from his position as the Company's Executive Vice President, General Manager, Cardio & Vascular Group, effective August 16, 2013. A comprehensive search is underway to identify and hire a replacement. Until a replacement is found, Donald J. Spence, the Company's Chairman and Chief Executive Officer, will serve as interim General Manager of the Cardio & Vascular Group.

A copy of the Company's press release announcing Mr. Schauer's resignation is attached to this current report as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01    Exhibits.

(d)    Exhibits

Exhibit No.    Description

99.1	Press release, dated July 23, 2013, announcing the resignation of Dean Schauer from his position as the Company's Executive Vice President, General Manager, Cardio & Vascular Group.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2013	ACCELLENT INC.

	By:	/s/ Jeremy A. Friedman
Name: Jeremy A. Friedman Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated July 23, 2013, announcing the resignation of Dean Schauer from his position as the Company's Executive Vice President, General Manager, Cardio & Vascular Group.